WOLV-OTCQB	April 18, 2011

WOLVERINE EXPLORATION ANNOUNCES FINANCING FOR CACHE RIVER DRILLING

Vancouver-Wolverine Exploration Inc. (“Wolverine”) announced today a proposed private placement of up to 6,000,000 common shares at a price of US $0.05 per share for gross proceeds of $300,000. The proceeds from the private placement will be used for the drill program on Wolverine’s Cache River property scheduled to commence in early May and general working capital.

The securities to be issued and sold in the private placement will not be registered under the Securities Act of 1933 as amended (the “Act”), and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Act.

On behalf of the Board

Lee Costerd
President

For further information please contact:
Ronald Jones (778) 297-4409
mailto:investor@wolverineexplorationinc.com
http://www.wolverineexplorationinc.com/

Notice Regarding Forward-Looking Statements

This news release contains "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, including but not limited to, statements regarding the private placement.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with mineral exploration and difficulties associated with obtaining financing on acceptable terms. We are not in control of metals prices and these could vary to make development uneconomic. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our most recent annual report for our last fiscal year, our quarterly reports, and other periodic reports filed from time-to-time with the Securities and Exchange Commission.